EXHIBIT 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by SLM ECFC and VG Funding by employing several criteria, including requirements that each trust student loan as of the original cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was a consolidation loan guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was fully disbursed;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate1 or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of September 30, 2012, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $4,140,079 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 30 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

1 As of April 1, 2012, special allowance payments on these trust student loans are calculated by reference to one-month LIBOR.

2004-10

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.

Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$2,209,471,952
Aggregate Outstanding Principal Balance – Treasury Bill	$119,688,228
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	5.42%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$1,950,005,174
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	88.26%
Aggregate Outstanding Principal Balance – Treasury Bill Other	139,778,550
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill Other	6.33
Number of Borrowers	$73,778%
Average Outstanding Principal Balance Per Borrower	$29,948
Number of Loans	128,342
Average Outstanding Principal Balance Per Loan – Treasury Bill	$21,327
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$16,252
Average Outstanding Principal Balance Per Loan – Treasury Bill Other	$50,884
Weighted Average Remaining Term to Scheduled Maturity	229 months
Weighted Average Annual Interest Rate	4.33%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.11% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

The category “Other” in the table above represents the Health Education Assistance Loan Program (which we refer to as “HEAL” and the loans originated under such program as “HEAL Loans”) portion of any consolidation loans made under the FFELP which consolidated one or more Stafford Loans, SLS Loans and/or PLUS Loans with one or more student loans originated under the HEAL Program. These consolidation loans are guaranteed as to principal and interest by a guaranty agency and reinsured by the Department of Education. The HEAL portion of any consolidation loan is not eligible to receive special allowance payments or interest subsidy payments. The interest rate on the HEAL Loan segment of any such consolidation loan is variable and is reset each July 1, based upon the average bond-equivalent rate for 91-day Treasury bills auctioned during the three months ending June 30, plus 3.0%. In addition, the applicable interest rate on the HEAL Loan segment of any such consolidation loan is not subject to any cap on the interest rate that may apply to the principal of the HEAL Loan segment.

2004-10

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	24,756	$369,483,257	16.7%
3.01% to 3.50%	35,773	555,338,004	25.1
3.51% to 4.00%	22,138	357,566,632	16.2
4.01% to 4.50%	25,031	387,115,056	17.5
4.51% to 5.00%	4,920	110,928,716	5.0
5.01% to 5.50%	2,084	51,529,589	2.3
5.51% to 6.00%	1,434	37,520,913	1.7
6.01% to 6.50%	1,506	37,527,249	1.7
6.51% to 7.00%	2,431	62,970,464	2.9
7.01% to 7.50%	1,082	27,098,734	1.2
7.51% to 8.00%	2,592	64,345,144	2.9
8.01% to 8.50%	2,146	88,635,759	4.0
Equal to or greater than 8.51%	2,449	59,412,435	2.7

Total	128,342	$2,209,471,952	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

2004-10

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	7,132	$20,839,828	0.9%
$ 5,000.00-$ 9,999.99	16,038	121,230,046	5.5
$10,000.00-$14,999.99	10,773	134,609,151	6.1
$15,000.00-$19,999.99	9,183	158,994,642	7.2
$20,000.00-$24,999.99	6,261	139,908,416	6.3
$25,000.00-$29,999.99	4,131	112,889,884	5.1
$30,000.00-$34,999.99	3,196	103,584,248	4.7
$35,000.00-$39,999.99	2,624	97,999,625	4.4
$40,000.00-$44,999.99	1,928	81,756,596	3.7
$45,000.00-$49,999.99	1,450	68,817,041	3.1
$50,000.00-$54,999.99	1,156	60,645,359	2.7
$55,000.00-$59,999.99	1,074	61,649,146	2.8
$60,000.00-$64,999.99	933	58,194,539	2.6
$65,000.00-$69,999.99	771	51,959,175	2.4
$70,000.00-$74,999.99	655	47,560,460	2.2
$75,000.00-$79,999.99	541	41,895,039	1.9
$80,000.00-$84,999.99	508	41,850,943	1.9
$85,000.00-$89,999.99	451	39,438,104	1.8
$90,000.00-$94,999.99	400	37,030,524	1.7
$95,000.00-$99,999.99	414	40,360,718	1.8
$100,000.00 and above	4,159	688,258,467	31.2

Total	73,778	$2,209,471,952	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	117,324	$1,984,447,748	89.8%
31-60 days	4,334	81,625,899	3.7
61-90 days	2,031	42,606,270	1.9
91-120 days	1,206	24,111,232	1.1
121-150 days	798	18,149,765	0.8
151-180 days	604	14,281,565	0.6
181-210 days	492	10,528,762	0.5
Greater than 210 days	1,553	33,720,711	1.5

Total	128,342	$2,209,471,952	100.0%

2004-10

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	109	$59,591	*
4 to12	336	397,749	*
13 to 24	776	2,179,268	0.1%
25 to 36	982	4,105,002	0.2
37 to 48	2,492	8,522,548	0.4
49 to 60	3,078	12,462,375	0.6
61 to 72	2,020	11,685,715	0.5
73 to 84	9,620	47,683,395	2.2
85 to 96	12,142	62,658,450	2.8
97 to 108	4,805	31,733,130	1.4
109 to 120	4,506	37,655,137	1.7
121 to 132	4,738	72,379,746	3.3
133 to 144	11,397	132,982,847	6.0
145 to 156	13,291	142,195,719	6.4
157 to 168	5,551	67,019,797	3.0
169 to 180	5,088	62,997,319	2.9
181 to 192	3,539	50,544,674	2.3
193 to 204	4,903	82,937,311	3.8
205 to 216	6,342	113,119,580	5.1
217 to 228	3,334	64,169,020	2.9
229 to 240	4,322	100,195,911	4.5
241 to 252	3,486	95,811,116	4.3
253 to 264	4,553	155,760,034	7.0
265 to 276	4,807	172,431,388	7.8
277 to 288	2,386	97,395,556	4.4
289 to 300	2,725	119,236,055	5.4
301 to 312	1,835	96,595,559	4.4
313 to 324	1,156	70,668,979	3.2
325 to 336	1,062	67,631,017	3.1
337 to 348	747	49,616,950	2.2
349 to 360	1,212	96,274,931	4.4
361 and above	1,002	80,366,082	3.6

Total	128,342	$2,209,471,952	100.0%

*           Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

2004-10

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	10,562	$196,573,192	8.9%
Forbearance	7,965	203,635,617	9.2
Repayment
First year in repayment	4,949	151,092,054	6.8
Second year in repayment	3,897	106,715,988	4.8
Third year in repayment	5,777	143,563,183	6.5
More than 3 years in repayment	95,192	1,407,891,918	63.7

Total	128,342	$2,209,471,952	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 70.5 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

2004-10

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	13.2	-	250.9
Forbearance	-	4.3	268.0
Repayment	-	-	220.7

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $196,573,192 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $87,489,163 or approximately 44.5% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

2004-10

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	1,017	$18,326,276	0.8%
Alaska	172	3,048,678	0.1
Arizona	2,768	51,377,322	2.3
Arkansas	734	13,966,705	0.6
California	13,504	253,627,698	11.5
Colorado	2,206	36,027,199	1.6
Connecticut	1,943	27,579,781	1.2
Delaware	334	7,649,515	0.3
District of Columbia	582	12,209,481	0.6
Florida	8,324	160,527,231	7.3
Georgia	3,417	68,061,402	3.1
Hawaii	567	8,806,573	0.4
Idaho	439	9,254,169	0.4
Illinois	5,498	89,541,120	4.1
Indiana	3,921	53,736,480	2.4
Iowa	595	9,706,182	0.4
Kansas	2,491	33,158,537	1.5
Kentucky	1,160	17,811,379	0.8
Louisiana	3,757	63,042,177	2.9
Maine	308	5,225,570	0.2
Maryland	3,014	57,858,216	2.6
Massachusetts	4,122	63,303,672	2.9
Michigan	2,389	47,274,512	2.1
Minnesota	1,604	26,638,101	1.2
Mississippi	1,101	18,274,354	0.8
Missouri	2,811	46,600,990	2.1
Montana	242	4,143,034	0.2
Nebraska	291	5,401,671	0.2
Nevada	850	14,861,243	0.7
New Hampshire	548	7,586,641	0.3
New Jersey	3,538	61,404,219	2.8
New Mexico	413	7,661,582	0.3
New York	9,170	156,436,219	7.1
North Carolina	2,544	44,210,996	2.0
North Dakota	97	2,545,689	0.1
Ohio	7,330	119,604,233	5.4
Oklahoma	2,459	36,837,810	1.7
Oregon	1,908	32,085,043	1.5
Pennsylvania	4,757	84,370,198	3.8
Rhode Island	270	4,852,095	0.2
South Carolina	1,074	21,387,358	1.0
South Dakota	133	1,973,333	0.1
Tennessee	2,576	46,869,213	2.1
Texas	10,289	169,513,333	7.7
Utah	430	8,476,630	0.4
Vermont	170	2,774,536	0.1
Virginia	3,883	61,307,009	2.8
Washington	3,746	56,376,923	2.6
West Virginia	577	8,758,791	0.4
Wisconsin	1,051	19,979,017	0.9
Wyoming	116	2,157,593	0.1
Other	1,102	25,264,222	1.1

Total	128,342	$2,209,471,952	100.0%

2004-10

    We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

    Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

    In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

    The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

2004-10

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	86,357	$1,305,406,998	59.1%
Other Repayment Options(1)	41,985	904,064,954	40.9

Total	128,342	$2,209,471,952	100.0%

(1)           Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 2,770 loans with an aggregate outstanding principal balance of $96,813,789 currently in an interest-only period.  These interest-only loans represent approximately 4.4% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	61,453	$892,869,428	40.4%
Unsubsidized	66,889	1,316,602,524	59.6

Total	128,342	$2,209,471,952	100.0%

2004-10

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	836	$15,312,483	0.7%
October 1, 1993 through June 30, 2006	127,506	2,194,159,469	99.3

Total	128,342	$2,209,471,952	100.0%

2004-10

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	5,554	75,564,222	3.4%
College Assist	79	1,683,716	0.1
Educational Credit Management Corporation	3,641	49,641,897	2.2
Florida Office Of Student Financial Assistance	3,297	41,784,795	1.9
Great Lakes Higher Education Corporation	293	6,469,177	0.3
Illinois Student Assistance Commission	4,306	61,690,260	2.8
Iowa College Student Aid Commission	189	3,244,080	0.1
Kentucky Higher Education Assistance Authority	509	7,016,123	0.3
Louisiana Office Of Student Financial Assistance	1,853	23,325,898	1.1
Michigan Guaranty Agency	1,282	20,539,545	0.9
Montana Guaranteed Student Loan Program	6	124,245	*
Nebraska National Student Loan Program	5	77,765	*
New Jersey Higher Education Student Assistance Authority	2,761	39,122,888	1.8
New York State Higher Education Services Corporation	16,048	251,891,815	11.4
Northwest Education Loan Association	3,256	55,267,898	2.5
Oklahoma Guaranteed Student Loan Program	2,399	33,479,319	1.5
Pennsylvania Higher Education Assistance Agency	12,167	158,367,854	7.2
Student Loan Guarantee Foundation of Arkansas	414	6,492,384	0.3
Tennessee Student Assistance Corporation	2,091	31,878,345	1.4
Texas Guaranteed Student Loan Corporation	13,145	196,649,321	8.9
United Student Aid Funds, Inc.	55,047	1,145,160,403	51.8

Total	128,342	2,209,471,952	100.0%

*       Represents a percentage greater than 0% but less than 0.05%.

2004-10

SIGNIFICANT GUARANTOR
INFORMATION

The information shown for the Significant Guarantors relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantors.

We obtained the following information from various sources, including from the Significant Guarantors and/or from the Department of Education.  None of the depositor, SLM ECFC, the servicer, their affiliates or the remarketing agent has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.   In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students who are enrolled at or plan to attend approved educational institutions; (ii) guarantees education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Sallie Mae, Inc., a wholly owned subsidiary of SLM Corporation. USA Funds also contracts with Student Assistance Corporation, a wholly owned subsidiary of SLM Corporation. SLM Corporation and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent-borrowers.

2004-10

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders. The Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the new statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2011, USA Funds held net assets on behalf of the federal reserve fund of approximately $289 million. Through September 30, 2011, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $73 billion.  Also, as of September 30, 2011, USA Funds had operating fund assets totaling slightly over $1 billion, which includes the $289 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves, including non-cash allowance and other non-cash, in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2007	2008	2009	2010	2011
United Student Aid Funds, Inc.	0.25%	0.33%	0.38%	0.40%	0.39%

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USA Funds’ “guarantee volume” is the approximate aggregate principal amount of federally reinsured education loans (including subsidized and unsubsidized Stafford and PLUS loans but excluding consolidation loans) guaranteed by USA Funds.  For the last five fiscal years, the “guarantee volume” was as follows:

	Loans Guaranteed
	Federal Fiscal Year
	($ in millions)
Guarantor	2007	2008	2009	2010	2011
United Student Aid Funds, Inc.	$15,581	$17,202	$20,067	$7,705	N/A

USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2007	2008	2009	2010	2011
United Student Aid Funds, Inc.	40.30%	45.60%	36.19%	32.90%	32.17%

USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2007	2008	2009	2010	2011
United Student Aid Funds, Inc.	2.13%	2.07%	1.92%	1.69%	1.69%

In addition, USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance.  For the last five fiscal years, the “loss rate” was as follows: 2011 – 4.74 percent; 2010 – 4.70 percent; 2009 – 4.62 percent; 2008 – 4.26 percent; 2007 – 4.07 percent.

USA Funds is headquartered in Fishers, Indiana.  USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.

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NEW YORK STATE HIGHER EDUCATION SERVICES CORPORATION

New York State Higher Education Services Corporation (HESC) was organized in 1975 as an agency of the State of New York, pursuant to an act of the New York legislature, to expand educational opportunities for students.  HESC administers the New York Tuition Assistance Program and a variety of state scholarships in addition to acting as a guarantee agency under the Federal Family Education Loan Program (“FFELP”).  HESC is the designated guarantee agency for the State of New York, and guarantees all types of FFELP Loans.  In 2009, the New York State Legislature created the New York Higher Education Loan Program (NYHELPs) and designated HESC as its administrator.  NYHELPs is a private student loan program for New York State residents attending participating institutions in the State.  However, no new funding has been recommended for the NYHELPs loan program for state fiscal year 2012-13 due to its continued underutilization.  As a result, no new NYHELPs loans will be made for 2012-13 state fiscal year while the program is evaluated to determine how it can best serve New York State students and families.

As a result of the March 30, 2010 enactment of the Health Care and Education Reconciliation Act of 2010 (HCERA) (HR4872), the FFELP was eliminated effective July 1, 2010.  No new (first disbursed) Stafford, PLUS or consolidation loans may be disbursed through the FFELP after June 30, 2010.  Existing FFELP loans will continue to be eligible for program benefits.  Beginning July 1, 2010, all new Stafford, PLUS and consolidation loans will be made under the U. S. Department of Education’s Direct Loan Program.

For the FFELP, HESC will continue to have responsibility for providing collection assistance to lenders for delinquent loans, paying lender claims for loans in default, and collection activities on loans after purchase by HESC.  In addition to the FFELP, HESC continues to perform residual administrative activities of the State guaranteed loan program in which no new loans have been guaranteed since 1984.

HESC has a Federal Student Loan Reserve Fund (the “Federal Fund”) and an Agency Operating Fund to account for FFELP activity.  The Federal Fund assets, and earnings on those assets, are restricted in use and are considered property of the Department of Education.  The Agency Operating Fund is considered property of HESC, and its assets and earnings may be used generally for guarantee agency and other student financial aid related activities.

As of September 30, 2011, HESC had total FFELP assets of approximately $144.6 million (including balances for both the Federal Fund and the Agency Operating Fund) and had a total of approximately $21.4 billion in original principal amount of loans outstanding.

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Guarantee Volume:  HESC guaranteed the following amounts for the last five federal fiscal years ending September 30 (excluding consolidation loans):

	FFELP Loan Volume
	Fiscal Year
	($ in millions)
Guarantor	2007	2008	2009	2010	2011
New York State Higher Education Services Corporation	$3,164	$3,551	$3,642	$799	$0

Reserve Ratio:  A guarantee agency’s reserve ratio is determined by dividing its Federal Fund balance by the original principal amount of loans outstanding. HESC’s reserve ratio for the last five federal fiscal years ending September 30 is as follows:

	Reserve Ratio
	Fiscal Year
Guarantor	2007	2008	2009	2010	2011
New York State Higher Education Services Corporation	0.29%	0.29%	0.30%	0.33%	0.28%

Recovery Rates:  The Department of Education calculates a guaranty agency’s recovery rate by dividing the amount recovered from borrowers during a federal fiscal year by the guaranty agency’s outstanding default loan portfolio (beginning inventory) at the end of the prior federal fiscal year.  HESC’s recovery rate for each of the past five federal fiscal years ending September 30 provided below uses the Department of Education’s calculation method:

	Recovery Rate
	Fiscal Year
Guarantor	2007	2008	2009	2010	2011
New York State Higher Education Services Corporation	26.54%	32.12%	23.64%	23.46%	26.68%

Claims Rate:  A guaranty agency’s claims rate is determined by dividing the amount of federal reinsurance claims paid by the Department of Education during a federal fiscal year by the original principal amount of loans in repayment at the end of the prior federal fiscal year.  HESC’s claims rate for each of the past five federal fiscal years ending September 30 is as follows:

	Claims Rate
	Fiscal Year
Guarantor	2007	2008	2009	2010	2011
New York State Higher Education Services Corporation	1.42%	1.60%	1.93%	1.86%	2.17%

HESC is headquartered at 99 Washington Avenue, Albany, New York 12255.  Its most recent annual report is available on its web site, www.hesc.org.

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